Filed with the Securities and Exchange Commission on February 9, 2006

Registration No. 333-71672	Investment Company Act No. 811-5438

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

Registration Statement

under

The Securities Act of 1933

Post-Effective Amendment No. 9

and

Registration Statement

under

The Investment Company Act of 1940

Amendment No. 132

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

(Exact Name of Registrant)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

(Name of Depositor)

ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484

(Address of Depositor’s Principal Executive Offices)

(203) 926-1888

(Depositor’s Telephone Number)

JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER

One Corporate Drive, Shelton, Connecticut 06484

(Name and Address of Agent for Service of Process)

Copy To:

ROBIN WAGNER, ESQ.

VICE PRESIDENT AND CORPORATE COUNSEL

One Corporate Drive, Shelton, Connecticut 06484 (203) 925-7176

Approximate Date of Proposed Sale to the Public: Continuous It is proposed that this filing become effective: (check appropriate space)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (i) of Rule 485

☐	on pursuant to paragraph (a) (i) of Rule 485

☐	75 days after filing pursuant to paragraph (a) (ii) of Rule 485

☐	on pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contacts.

ASL II

NOTE:

Registrant is filing this Post-Effective Amendment No. 9 to the Registration Statement for the purpose of including in the Registration Statement a Statement of Additional Information Supplement dated February 9, 2006. The prospectus, Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment No. 8 filed with the SEC on April 18, 2005, as supplemented, are hereby incorporated by reference. Other than as set forth herein, this Post-Effective Amendment to the Registration Statement does not amend or delete any other part of the Registration Statement.

Supplement to Statement of Additional Information Dated May 2, 2005

Supplement dated February 9, 2006

Supplement dated February 9, 2006 to the May 2, 2005 Statement of Additional Information (“SAI”) for the following annuity products: American Skandia Advisor Plan III, Stagecoach Advisor Plan III, Optimum Annuity, American Skandia XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus, American Skandia LifeVest® II, American Skandia APEX II, Stagecoach APEX II, Optimum Four, Advisors Choice ®2000, American Skandia Variable Immediate Annuity and American Skandia Variable Adjustable Immediate Annuity, as previously supplemented.

This Supplement should be read and retained with the current SAI for your annuity contract issued by American Skandia Life Assurance Corporation (“American Skandia”). This Supplement is intended to update certain information in the SAI for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus or SAI, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement solely to replace the financial statements of American Skandia Life Assurance Corporation (the depositor) and the reports of the independent registered public accounting firms thereon appearing within the Statement of Additional Information for each of the above-referenced annuities with the depositor financial statements included in this supplement. In all other respects, the information contained within the Statements of Additional Information for the above-referenced annuities remains in effect and is not otherwise superseded.

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 10-K/A
                                 ANNUAL REPORT

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2004 and 2003

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page No.
                                                                          --------

Financial Statements

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

Report of Independent Registered Public Accounting Firm
                                                                           F - 2

Consolidated Financial Statements:

   Consolidated Statements of Financial Position
   December 31, 2004 and 2003                                              F - 4

   Consolidated Statements of Operations and Comprehensive Income
   Year ended December 31, 2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 5

   Consolidated Statements of Stockholder's Equity
   Year ended December 31,2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 6

   Consolidated Statements of Cash Flows (restated)
   Year ended December 31, 2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 7

   Notes to Consolidated Financial Statements                              F - 8

                                      F-1

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder
of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the results of operations and cash flows of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) for the period
January 1, 2003 through April 30, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 2 of the financial statements, the Company has restated
its financial statements for the period January 1, 2003 through April 30, 2003.

PricewaterhouseCoopers LLP

Hartford, Connecticut
February 27, 2004, except the first paragraph of Note 2, for which the date is
February, 9, 2006.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder
of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American
Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of
Prudential Financial, Inc., effective May 1, 2003) at December 31, 2004 and
December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2004 and the eight months ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-1, "Accounting and Reporting by
Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and
for Separate Accounts."

As discussed in Note 2 of the financial statements, the Company has restated
its financial statements for the year ended December 31, 2004 and the eight months ended December 31, 2003.

PricewaterhouseCoopers LLP

Hartford, Connecticut
March 17, 2005, except the first paragraph of Note 2, for which the date is
February, 9, 2006.

                                      F-2

                  Report of Registered Public Accounting Firm

To the Board of Directors and Stockholder of

   American Skandia Life Assurance Corporation

Shelton, Connecticut

We have audited the consolidated statements of operations and comprehensive income (loss), stockholder's equity, and cash flows of American Skandia Life
Assurance Corporation (the Company) for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of
American Skandia Life Assurance Corporation for the year ended December 31,
2002, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial
Accounting Standards No. 142, Goodwill and Other Intangible Assets.

As discussed in Note 2, the statement of cash flows for the year ended
December 31, 2002 has been restated.

                                                              ERNST & YOUNG LLP

Hartford, Connecticut
February 3, 2003,
except for the effect on the 2002 statement of cash
flows described in Note 2, for which the date is
February 9, 2006

                                      F-3

American Skandia Life Assurance Corporation

Consolidated Statements of Financial Position
December 31, 2004 and 2003 (in thousands)

                                                        2004          2003
                                                    ------------  ------------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2004: $1,737,949; 2003:
  $427,705)                                         $  1,771,976  $    425,231
Trading account assets, at fair value                     47,316        59,485
Equity securities available for sale, at fair value
  (cost of $11,238)                                       11,567             -
Policy loans                                              10,323         8,371
Short-term investments                                   423,971        39,587
                                                    ------------  ------------
   Total investments                                   2,265,153       532,674
Cash and cash equivalents                                 72,854         6,300
Deferred policy acquisition costs                        300,901       122,572
Accrued investment income                                 22,321         3,969
Reinsurance recoverable                                        -         3,819
Receivables from Parent and affiliates                     5,098         3,200
Income taxes receivable                                  244,932       222,422
Valuation of business acquired                           234,167       402,169
Deferred purchase credits                                144,395        70,188
Other assets                                              53,332        24,380
Separate account assets                               26,984,413    25,817,612
                                                    ------------  ------------
TOTAL ASSETS                                        $ 30,327,566  $ 27,209,305
                                                    ============  ============
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                     $  1,411,483  $    132,234
Future policy benefits and other policyholder
  liabilities                                             51,078        13,681
Payables to Parent and affiliates                         24,182        16,396
Cash collateral for loaned securities                    291,299             -
Securities sold under agreements to repurchase            33,373        20,850
Short-term borrowing                                     140,363       116,000
Long-term borrowing                                      135,000             -
Future fees payable to American Skandia, Inc.
  ("ASI")                                                200,597       307,879
Other liabilities                                        368,308       208,156
Separate account liabilities                          26,984,413    25,817,612
                                                    ------------  ------------
Total liabilities                                     29,640,096    26,632,808
                                                    ------------  ------------
Contingencies (See Note 12)

Stockholder's Equity
Common stock, $100 par value; 25,000 shares,
  authorized, issued and outstanding                       2,500         2,500
Additional paid-in capital                               484,425       485,100
Retained earnings                                        180,759        90,856
Deferred compensation                                       (904)         (360)
Accumulated other comprehensive income (loss)             20,690        (1,599)
                                                    ------------  ------------
Total stockholder's equity                               687,470       576,497
                                                    ------------  ------------
TOTAL LIABILITIES AND STOCKHOLDER'S
  EQUITY                                            $ 30,327,566  $ 27,209,305
                                                    ============  ============

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-4

American Skandia Life Assurance Corporation

Consolidated Statements of Operations and Comprehensive Income
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and
Year ended December 31, 2002 (in thousands)

                                            Successor   Successor   Predecessor Predecessor
                                            ---------  ------------ ----------- -----------
                                                       Eight months Four months
                                                          ended        ended
                                                       December 31,  April 30,
                                              2004         2003        2003        2002
                                            ---------  ------------ ----------- -----------
REVENUES

Premiums                                    $  17,568    $  7,439    $  2,496   $    3,895
Policy charges and fee income                 358,533     241,955     109,213      363,420
Net investment income (losses)                 90,459      26,707      (1,289)      18,415
Realized investment (losses) gains, net        (8,409)       (472)     (4,601)      22,189
Asset management fees                         112,100      66,108      28,092       97,650
Other income                                    5,331       7,862         618        1,945
                                            ---------    --------    --------   ----------
Total revenues                                575,582     349,599     134,529      507,514
                                            ---------    --------    --------   ----------
BENEFITS AND EXPENSES

Policyholders' benefits                        86,948      43,680      23,946       60,415
Interest credited to policyholders' account
  balances                                     80,120       4,689      13,693       83,911
General, administrative and other expenses    264,514     159,973      97,640      631,255
                                            ---------    --------    --------   ----------
Total benefits and expenses                   431,582     208,342     135,279      775,581
                                            ---------    --------    --------   ----------
INCOME (LOSS) FROM OPERATIONS
  BEFORE INCOME TAXES AND
  CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                           144,000     141,257        (750)    (268,067)
                                            ---------    --------    --------   ----------
Income tax expense (benefit)                   37,019      50,401      (8,544)    (102,810)
                                            ---------    --------    --------   ----------
INCOME (LOSS) FROM OPERATIONS
  BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                           106,981      90,856       7,794     (165,257)
                                            ---------    --------    --------   ----------
Cumulative effect of accounting change, net
  of taxes                                    (17,079)          -           -            -
                                            ---------    --------    --------   ----------
NET INCOME (LOSS)                              89,903      90,856       7,794     (165,257)
                                            ---------    --------    --------   ----------
Other comprehensive income(loss), net of
  taxes                                        21,341      (1,599)       (269)      10,930
                                            ---------    --------    --------   ----------
COMPREHENSIVE INCOME (LOSS)                 $ 111,244    $ 89,257    $  7,525   $ (154,327)
                                            =========    ========    ========   ==========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-5

American Skandia Life Assurance Corporation

Consolidated Statements of Stockholder's Equity
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2002 (in thousands)

                                                                                                   Accumulated
                                                               Additional                             other         Total
                                                       Common  paid-in -   Retained    Deferred   comprehensive stockholder's
                                                       Stock    capital    earnings  compensation    income        equity
                                                       ------- ---------- ---------  ------------ ------------- -------------
Balance, December 31, 2001 (Predecessor)               $ 2,500 $ 335,329  $ 239,078     $    -      $    761      $ 577,668

Net loss                                                     -         -   (165,257)         -             -       (165,257)
Capital contributions                                        -   259,720          -          -             -        259,720
Change in foreign currency translation adjustments,
  net of taxes                                               -         -          -          -          (630)          (630)
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -        11,560         11,560
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2002 (Predecessor)                 2,500   595,049     73,821          -        11,691        683,061

Net income                                                   -         -      7,794          -             -          7,794
Capital contributions                                        -     2,183          -          -             -          2,183
Change in foreign currency translation adjustments,
  net of taxes                                               -         -          -          -           615            615
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -          (884)          (884)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, April 30, 2003 (Predecessor)                    2,500   597,232     81,615          -        11,422        692,769

Acquisition purchase accounting adjustments (See
  Footnote 4)                                                -  (112,187)   (81,615)         -       (11,422)      (205,224)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, May 1, 2003 opening balance sheet
  (Successor)                                            2,500   485,045          -          -             -        487,545

Net income                                                   -         -     90,856          -             -         90,856
Stock-based compensation                                     -        55          -          -             -             55
Deferred compensation program                                -         -          -       (360)            -           (360)
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -        (1,599)        (1,599)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2003 (Successor)                   2,500   485,100     90,856       (360)       (1,599)       576,497

Net income                                                                   89,903                                  89,903
Purchase of fixed maturities from an affiliate, net of
  taxes                                                      -      (948)         -          -           948              -
Stock-based compensation                                             273                                                273
Deferred compensation program                                                             (544)                        (544)
Change in net unrealized investment gains                                                             21,341         21,341
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2004 (Successor)                 $ 2,500 $ 484,425  $ 180,759     $ (904)     $ 20,690      $ 687,470
                                                       ======= =========  =========     ======      ========      =========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respect.

                                      F-6

American Skandia Life Assurance Corporation

Consolidated Statements of Cash Flows (restated)
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2003 (in thousands)

                                                                            Successor    Successor   Predecessor Predecessor
                                                                           -----------  ------------ ----------- -----------
                                                                                        Eight months Four months
                                                                                           ended        ended
                                                                                        December 31,  April 30,
                                                                              2004          2003        2003        2002
                                                                           -----------  ------------ ----------- -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)                                                          $    89,903   $  90,856    $   7,794   $(165,257)
Adjustments to reconcile net income (loss) to net cash from (used in)
  operating activities:
   Realized investment losses (gains), net                                       8,409         472        4,601     (22,189)
   Amortization and depreciation                                                46,765      58,447        5,288      21,649
   Cumulative effect of accounting change, net of taxes                         17,079           -            -           -
   Interest credited to policyholders' account balances                         70,331         967          222           -
   Change in:
       Policy reserves                                                          34,361       6,580        4,288       3,293
       Accrued investment income                                                 6,035         515         (288)        541
       Trading account assets                                                   14,017      13,969            -           -
       Net receivable/payable to Parent and affiliates                           5,888      13,509          124     (98,339)
       Deferred sales inducements                                              (74,087)    (70,188)           -           -
       Deferred policy acquisition costs                                      (177,935)   (122,572)     (12,601)    265,737
       Income taxes (receivable) payable                                       (24,826)     (3,030)        (464)     37,084
       Other, net                                                               85,956      68,634       (3,588)   (169,312)
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Operating Activities                                 101,896      58,159        5,376    (126,793)
                                                                           -----------   ---------    ---------   ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of fixed maturities available for sale    2,580,125      75,101      131,628     367,263
   Payments for the purchase of fixed maturities available for sale         (2,196,424)   (103,237)    (135,885)   (388,053)
   Proceeds from the sale of shares in equity securities                             -           -       10,955      34,220
   Payments for the purchase of shares in equity securities and dividend
     reinvestments                                                                   -           -      (24,809)    (49,713)
   Proceeds from the sale/maturity of policy loans                                   -           -            -           -
   Payments for the issuance of policy loans                                    (1,952)       (774)         (38)     (1,000)
   Other short-term investments, net                                          (377,888)    (39,587)       1,019      26,958
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Investing Activities                                   3,861     (68,497)     (17,130)    (10,325)
                                                                           -----------   ---------    ---------   ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Capital contribution                                                              -           -        2,183     259,720
   Paid in capital transaction associated with the purchase of fixed
     maturities from an affiliate                                                 (948)          -            -           -
   Decrease in future fees payable to ASI, net                                (107,282)    (80,393)     (63,343)    (91,223)
   Cash collateral for loaned securities                                       291,299           -            -           -
   Securities sold under agreement to repurchase                                12,523      20,850            -           -
   Net increase in long-term borrowing                                         135,000           -            -           -
   Net increase in short-term borrowing                                         24,363      71,000       35,000           -
   Drafts outstanding                                                          103,736     (45,853)     (14,362)     35,430
   Pay down of surplus notes                                                         -           -            -     (34,000)
Policyholder's account balances
   Deposits                                                                     66,268      42,361       77,003     192,263
   Withdrawals                                                                (564,162)    (71,498)     (63,357)   (137,333)
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Financing Activities                                 (39,023)    (63,533)     (26,876)    224,857
                                                                           -----------   ---------    ---------   ---------
   Net (decrease) increase in cash and cash equivalents                         66,554     (73,871)     (38,630)     87,739
   Change in foreign currency translation, net                                       -           -          947        (970)
   Cash and cash equivalents, beginning of period                                6,300      80,171      117,854      31,085
                                                                           -----------   ---------    ---------   ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   $    72,854   $   6,300    $  80,171   $ 117,854
                                                                           ===========   =========    =========   =========
   Income taxes paid (received)                                            $    39,199   $     877    $      13   $ (40,823)
                                                                           ===========   =========    =========   =========
   Interest paid (received)                                                $    11,261   $  14,454    $  (7,788)  $  23,967
                                                                           ===========   =========    =========   =========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-7

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

1. BUSINESS

American Skandia Life Assurance Corporation (the "Company"), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of
Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation.
The Company is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), which in turn is an indirect wholly-owned subsidiary of Prudential Financial.
On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("SICL"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement with Prudential Financial whereby Prudential
Financial would acquire the Company and certain of its affiliates (the
"Acquisition"). On May 1, 2003, the initial phase of the Acquisition was consummated. This included Prudential Financial acquiring 90% of the outstanding common stock of Skandia U.S. Inc. ("SUSI"), an indirect parent of the Company. On September 9, 2003, Prudential Financial acquired the remaining
10% of SUSI's outstanding common stock (see Notes 4 and 6 for additional information on the Acquisition).

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, American Skandia
Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Prior to April 30, 2003, the Company had a 99.9% ownership in Skandia Vida,
S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in
Mexico. Skandia Vida had total shareholders' equity of $5.0 million as of
December 31, 2002 and had generated losses of $2.2 million and $2.7 million for the four months ended April 30, 2003 and year ended December 31, 2002, respectively. As part of the Acquisition, the Company sold its ownership interest in Skandia Vida to SICL on April 30, 2003 for $4.6 million. This transaction resulted in a loss of $422 thousand.

American Skandia, Inc. ("ASI"), the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of
Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The
Company expects to maintain statutory capital above 300% of Company Action
Level Risk Based Capital. Generally, ASI is under no obligation to make such contributions and its assets do not back the benefits payable under the
Company's policyholder contracts. The Company received no capital contributions during the year ended December 31, 2004 and eight months ended December 31,
2003. The Company received capital contributions of $2.2 million and $259.7 million during the four months ended April 30, 2003 and year ended December 31,
2002, respectively. Of this, $1.3 million and $4.5 million, received during the four months ended April 30, 2003 and year ended December 31, 2002, was used to support its investment in Skandia Vida.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statements of Cash Flows for the years ended December 31,
2004, 2003 and 2002 have been restated to reflect the following:

Interest credited to policyholder's account balances, previously classified within "Change in contractowner accounts" within cash flows from financing activities, is now reported as a component of cash flows from operating activities.

Changes in trading account assets, previously classified within "Proceeds from the sale of equity securities" and "Payments for the purchase of shares in equity" within cash flows from investing activities have been reclassified to cash flows from operating activities in "adjustments to reconcile net income to cash provided by operating activities".

The net change in the policy loans receivable, previously reported in cash flows operating activities, is now reported as a component of cash flows of investing activities.

Changes related to stock based compensation and deferred compensation programs, previously classified within cash flows from financing activities, have been reclassified to cash flows from operating activities within "Other, net".

                                      F-8

As a result of the restatements, previously reported cash flows from (used in)
operating activities, cash flows from (used in) investing activities and cash flows from (used in) financing activities were increased or reduced for the year ended December 31, 2005, the eight months ended December 31, 2003, the four months ended April 2003, and the year ended December 31, 2002 as follows:

                                                         8 months ended 4 months ended
                                                          December, 21    April 30,
                                                 2004         2003           2003         2002
                                               --------  -------------- -------------- ---------
Cash flows from (used in) operating activities
   As originally reported                      $ 15,867     $ 42,754       $  5,116    $(127,793)
   Impact of restatements                        86,029       15,405            260         1000
   Revised for restatements                     101,896       58,159          5,376     (126,793)

Cash flows from (used in) investing activities
   As originally reported                      $ 19,830     $(53,754)      $(17,092)   $  (9,325)
   Impact of restatements                       (15,969)     (14,743)           (38)      (1,000)
   Revised for restatements                       3,861      (68,497)       (17,130)     (10,325)

Cash flows from (used in) financing activities
   As originally reported                      $ 30,857     $(62,871)      $(26,654)   $ 224,857
   Impact of restatements                       (70,060)        (662)          (222)           -
   Revised for restatements                     (39,203)     (63,533)       (26,876)     224,857

The restatements had no impact on the total change in cash and cash equivalents within the Statements of Cash Flows or on the Statements of Operations or
Statements of Financial Position.

Basis of presentation

The consolidated financial statements include the accounts of the Company and until April 30, 2003, its ownership interest in Skandia Vida. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs
("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at fair value.
The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive (loss) income", net of income taxes.

                                      F-9

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, trading, as of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available -for sale to trading. New management made this decision to align with Prudential Financial's accounting policy. Prior to
May 1, 2003, these equity securities were carried at estimated fair value with unrealized gains and losses included in "Accumulated other comprehensive (loss)
income", net of income taxes. These equity securities were fair valued on
May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Consolidated Statements of Operations and Comprehensive Income, as a
component of "Other income". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

Derivative Financial Instruments

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and
Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the
Company.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value"
hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative that does not qualify for hedge accounting. During the years ended December 31, 2004, 2003 and 2002 none of the Company's derivatives qualified for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the
Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract)
and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in
"Realized investment gains (losses), net."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment (losses) gains, net". In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the
Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

                                     F-10

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General, administrative and other expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

As asset growth rates, during 2002 and 2001, were far below the Company's long-term assumption, the adjustment to the short-term asset growth rate had risen to a level, before being capped, that in management's opinion was excessive in the current market environment. Based on an analysis of those short-term rates, the related estimates of future gross profits and an impairment study, management of the Company determined that the short-term asset growth rate should be reset to the level of the long-term growth rate expectation as of September 30, 2002. This resulted in an acceleration of amortization of approximately $206.0 million during 2002.

Throughout 2002, the Company also updated its future estimated gross profits with respect to certain mortality assumptions reflecting actual experience and the decline in the equity markets resulting in additional increased amortization of approximately $72.0 million.

Securities sold under agreements to repurchase and securities lending transactions

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities.
Securities borrowed or loaned are collateralized principally by cash or U.S.
government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

                                     F-11

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions are reported as "Net investment income."

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income."
Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominately shares in American
Skandia Trust co-managed by American Skandia Investment Services, Incorporated
("ASISI") and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Operations and
Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees".

Included in "Separate account liabilities" are reserves of $1.8 billion at
December 31, 2003 relating to deferred annuity investment options for which the contract holder is guaranteed a fixed rate of return. Prior to the adoption of
SOP 03-1, these reserves were calculated using the Commissioners Annuity
Reserve Valuation Method. "Separate account assets" of $1.8 billion at
December 31, 2003, consisting of fixed maturities, equity securities, short-term securities, cash and cash equivalents, accrued investment income, accrued liabilities and amounts due to/from the General Account, are held in support of these annuity obligations, pursuant to state regulation.

Included in the general account, within "Policyholders' account balances", is the difference between the statutory liability, which is held in the separate account, and the U.S. GAAP liability associated with the guaranteed, fixed rate investment options. As of January 1, 2004, these assets and liabilities were classified as assets and liabilities of the general account.

Deferred purchase credits

The Company provides sales inducements to contract holders, which reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred purchase credits". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Prior to May 1, 2003, the Company deferred certain bonus credits applied to contract holder deposits. The credit was reported as a contract holder liability within "Separate account liabilities" and the deferred expense was reported as a component of "Other assets". As the contract holder must keep the contract in-force for 10 years to earn the bonus credit, the Company amortized the deferred expense on a straight-line basis over 10 years. If the contract holder surrenders the contract or the contract holder dies prior to the end of
10 years, the bonus credit is returned to the Company. This component of the bonus credit was amortized in proportion to expected surrenders and mortality.
As of December 31, 2003 and 2002, the unearned performance credit asset was $0 and $83.3 million, respectively. The deferred bonus credit asset was assigned a fair value of zero as part of purchase accounting. Updated versions of the
Company's core products no longer contain this feature.

                                     F-12

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities

"Other assets" consists primarily of a receivable from SICL and accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

"Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million at December 31, 2003. Due to the adoption of SFAS No. 142
"Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of
December 31, 2004, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders'
account balances also include provision for benefits under non-life contingent payout annuities.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contract owner account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender. Annual maintenance fees are earned ratably throughout the year.

Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract owner account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue as assessed against the contract holder.
Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

For the years ended December 31, 2003 and 2002, revenues for the market value adjusted fixed investment option on annuity contracts consist of separate account investment income reduced by amounts credited to the contract holder for interest. This net spread is included in "Net investment income (loss)" on the Consolidated Statements of Operations and Comprehensive Income. Benefit
reserves for these contracts represent the account value of the contracts plus a market value adjustment, and are included in the general account
"Policyholders' account balances" to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date. As of January 1, 2004, assets and liabilities as well as related revenues and expenses associated with the market value fixed investment option have been classified and reported in a manner consistent with the general account.

                                     F-13

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In additon, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year.
Reserves for contracts without life contingencies are included in
"Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 5.50% to 8.25% at December 31,
2004 and 2003.

Revenues for variable life insurance contracts consist of charges against contract owner account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in
"Separate account liabilities".

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit ("GMDB") exceeds the current account value at the time of death, the
Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs. GMDB and living benefit guarantees offered by the
Company are discussed in further detail in Note 7.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

Prior to the acquisition, the financial position and results of operations of
Skandia Vida were measured using local currency as the functional currency.
Assets and liabilities were translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses were translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period were charged or credited directly to "Other comprehensive
(loss) income." The cumulative effect of changes in foreign exchange rates was included in "Accumulated other comprehensive (loss) income".

Asset management fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia
Trust. In addition, the Company receives fees calculated on policyholder account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Consolidated Statements of
Operations and Comprehensive Income.

Income taxes

Prior to the acquisition of SUSI by Prudential Financial, the Company was included in the consolidated federal income tax return of SUSI and filed separate state income tax returns. Due to provisions in the Internal Revenue
Code, the Company will not be eligible to join in the filing of the Prudential
Financial consolidated federal income tax return until 2009. As a result, the
Company will file a separate federal tax return through 2008. In addition, the
Company will continue to file separate state income tax returns.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to ASI

In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

                                     F-14

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS
No. 123, "Accounting for stock Based Compensation" as amended, prospectively for all new awards granted to employees on or after January 1, 2003.
Accordingly, results of operations of the Company for the year ended
December 31, 2004 and eight months ended December 31, 2003, include costs of
$742 thousand and $106 thousand, respectively, associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the statements of financial position at
December 31, 2004 and December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25
"Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equaled to the market value of Prudential Financial's Common Stock on the date of grant. Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging
Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments
That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

New accounting pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1,
"The Meaning of Other-Than-Temporary Impairment and its Application to Certain
Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP")
EITF 03-1-1, which defers the effective date of a substantial portion of EITF
03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable
Interest Entities," which revised the original FIN No. 46 guidance issued in
January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the
VIE's expected residual returns. On December 31, 2003, the Company adopted FIN
No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the
Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The adoption of FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the
American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises
for Certain Nontraditional Long-Duration Contracts and for Separate Accounts".
AcSEC issued the SOP 03-1 to address the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The Company adopted SOP 3-01 effective January 1, 2004. The effect of initially adopting SOP 03-1 was a charge of $17.1 million, net of $9.4 million of taxes, which was reported as a "cumulative effect of accounting change, net of taxes"
in the results of operations for year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's annuity contracts. The
Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes"
of $3.4 million, net of $1.9 million of taxes. Upon adoption of SOP 3-01 $1.8 billion in "separate account assets" were reclassified resulting in a $1.7 billion increase in "fixed maturities, available for sale," as well as changes in other non-separate account assets. Similarly, upon adoption, $1.8 billion in
"separate account liabilities" were reclassified resulting in increases in
"policyholders' account balances," as well as changes in other non-separate account liabilities.

                                     F-15

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2004, the death benefit coverage in force (representing the amount that we would have to pay if all annuitants had died on that date) was approximately $2.9 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the account value. The GMDB feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This minimum amount is generally based on the net deposits paid into the contract and, for greater than 80% of the business in force as of December 31, 2004, this minimum guarantee is applicable only for the first ten contract years or until a specified attained age. To the extent that the GMDB is higher than the current account value at the time of death, the Company incurs a cost. This results in increased annuity policy benefits in periods of declining financial markets and in periods of stable financial markets following a decline.
Effective January 1, 2004, the Company adopted SOP 03-1, which requires us to record such a liability based on application of an expected benefit ratio to
"cumulative assessments" through the balance sheet date, and then subtracting
"cumulative excess payments" from that date. The GMDB reserve as of
December 31, 2004 amounted to $26.4 million. See Note 7 for further details.

In addition to establishing a liability associated with the GMDB feature, SOP
03-1 required a change in valuation and presentation of our liability associated with the market value adjustment ("MVA") feature contained in certain annuity contracts. The MVA feature requires the Company to pay to the contract holder upon surrender the accreted value of the fund as well as a MVA based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts. The MVA may increase or decrease the amount due to the contract holder. At December 31, 2003, this liability was recorded at market value, which considered the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon adoption of SOP
03-1, the Company reclassified this liability from "Separate account liabilities" to "Policyholders' account balances" and reduced it by $117.1 million to reflect accreted value, which excludes the effect of unrealized gains and losses in contract value resulting from changes in crediting rates.
However, in valuing the valuation of business acquired ("VOBA") established at the date of acquisition, we considered the effect of unrealized gains and losses in contract value associated with annuities containing the MVA feature on future cash flows. As a result, the reduction in the liability for the MVA feature resulted in a net decrease in VOBA of $128.9 million, and lower future amortization. See Note 7 for further details.

In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS
No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. The Company applied the new rules on the accounting for goodwill and other intangible assets in the first quarter of
2002. The adoption of SFAS 142 did not have a significant impact on the
Company's financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial
Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and
Disclosure Requirements for Guarantees, Including Indirect Guarantees of
Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the
Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

                                     F-16

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                                    2004
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  unrealized unrealized
                                                                                   cost       gains      losses   Fair value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies                                                                    $   45,824  $   271    $   (25)  $   46,070
   States, municipalities and political subdivisions                                 84,953    1,550       (178)      86,325
   Mortgage-backed securities                                                        54,653       30        (67)      54,616
   Public utilities                                                                 200,335    4,727       (415)     204,647
   All other corporate bonds                                                      1,352,184   30,055     (1,921)   1,380,318
                                                                                 ----------  -------    -------   ----------
Total fixed maturities available for sale                                        $1,737,949  $36,633    $(2,606)  $1,771,976
                                                                                 ==========  =======    =======   ==========
Equity securities available for sale                                             $   11,238  $   329    $     -   $   11,567
                                                                                 ==========  =======    =======   ==========

                                                                                                    2003
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  unrealized unrealized
                                                                                   cost       gains      losses   Fair value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
   U.S. government corporations and agencies                                     $  101,843  $   115    $  (500)  $  101,458
   States, municipalities and political subdivisions                                164,590       47     (1,434)     163,203
   Mortgage-backed securities                                                         2,638        9          -        2,647
   Public utilities                                                                  11,192       47       (123)      11,116
   All other corporate bonds                                                        147,442      501     (1,136)     146,807
                                                                                 ----------  -------    -------   ----------
Total fixed maturities available for sale                                        $  427,705  $   719    $(3,193)  $  425,231
                                                                                 ==========  =======    =======   ==========

The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

                                        Available for sale
                                       ---------------------
                                       Amortized
                                         Cost     Fair value
                                       ---------- ----------
                                          (in thousands)
Due in one year or less                $   43,444 $   43,555
Due after one year through five years     841,488    850,578
Due after five years through ten years    671,256    692,892
Due after ten years                       127,108    130,335
Mortgage-backed securities                 54,653     54,616
                                       ---------- ----------
Total                                  $1,737,949 $1,771,976
                                       ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

                                     F-17

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Proceeds from the sale of fixed maturities available for sale during the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, were $2.5 billion, $7.7 million, $129.0 million and $367.2 million, respectively. Proceeds from the maturity of fixed maturities available for sale during the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003, and year ended December 31, 2002, were $51.1 million, $67.4 million, $2.6 million and $50 thousand, respectively. Gross gains of $9.0 million, $430 thousand, $5.6 million and $8.2 million, and gross losses of
$18.1 million, $386 thousand, $150 thousand and $4.5 million were realized on those sales during the year ended December 31, eight months ended December 31,
2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively.

As of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available for sale to trading. New management made this decision to align with
Prudential Financial's accounting policy. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Consolidated Statements of Operations and Comprehensive Income, as a
component of "Other income".

Investment Income and Investment Gains and Losses

Net investment income (loss) arose from the following sources for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002:

                                                            Successor                  Predessor
                                               ----------------------------------  -----------------
                                                                                     Four
                                                                                    months
                                                                   Eight months      ended
                                                  Year ended           ended       April 30,
                                               December 31, 2004 December 31, 2003   2003      2002
                                               ----------------- ----------------- --------- -------
                                                                   (in thousands)
Fixed maturities - available for sale               $89,930           $ 7,547       $ 5,342  $18,015
Fixed, market value adjusted investment return           (3)           20,713        (6,350)     482
Equity securities - available for sale                  703                 -           412      809
Policy loans                                            547               335           101      403
Short-term investments and cash equivalents           4,903               230           319    1,116
                                                    -------           -------       -------  -------
Gross investment income (loss)                       96,080            28,825          (176)  20,825
   Less: investment expenses                         (5,621)           (2,118)       (1,113)  (2,410)
                                                    -------           -------       -------  -------
Net investment income (loss)                        $90,459           $26,707       $(1,289) $18,415
                                                    =======           =======       =======  =======

Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended
December 31, 2002 were from the following sources:

                                                     Successor                  Predecessor
                                        ----------------------------------  ------------------
                                                                              Four
                                                                             months
                                                            Eight months      ended
                                           Year ended           ended       April 30,
                                        December 31, 2004 December 31, 2003   2003      2002
                                        ----------------- ----------------- --------- --------
                                                            (in thousands)
Fixed maturities                             $9,071             $  44        $ 5,465  $  3,746
Equity securities - available for sale            -                 -           (809)  (13,362)
Derivatives                                    (662)             (516)        (8,835)   31,803
Sale of Skandia Vida                              -                 -           (422)        -
Other                                             -                 -              -         2
                                             ------             -----        -------  --------
Realized investment (losses) gains, net      $8,409             $(472)       $(4,601) $ 22,189
                                             ======             =====        =======  ========

                                     F-18

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of
"Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive
(loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                  Deferred
                                                                                   Policy
                                                                                 Acquisition
                                                                                  Costs and               Deferred
                                                                  Unrealized      Valuation    Foreign   income tax
                                                               gains (losses) on of Business  currency   (liability)
                                                                  investments     Acquired   translation   benefit
                                                               ----------------- ----------- ----------- -----------
                                                                                             (in thousands)
Balance, January 1, 2002 (Predecessor)                             $  1,146        $     -      $  23     $   (408)
Net investment gains on investments arising during the period        16,053              -          -       (5,619)
Reclassification adjustment for losses included in net income         1,732              -          -         (606)
Net investment losses on foreign currency translation during
  the period                                                              -              -       (969)         339
                                                                   --------        -------      -----     --------
Balance, December 31, 2002 (Predecessor)                             18,931              -       (946)      (6,294)
Net investment gains on investments arising during the period         3,861              -          -       (1,345)
Reclassification adjustment for gains included in net income         (5,231)             -          -        1,831
Net investment gains on foreign currency translation during
  the period                                                              -              -        946         (331)
                                                                   --------        -------      -----     --------
Balance, April 30, 2003 (Predecessor)                                17,561              -          -       (6,139)
Acquisition purchase accounting adjustments                         (17,561)             -          -        6,139
                                                                   --------        -------      -----     --------
Balance, May 1, 2003 opening balance sheet (Successor)                    -              -          -            -
Net investment losses on investments arising during the period       (2,474)             -          -          875
                                                                   --------        -------      -----     --------
Balance, December 31, 2003 (Successor)                               (2,474)             -          -          875

Net investment losses on investments arising during the period       36,795                                (13,006)
Impact of net unrealized investment (gains) losses on deferred
  policy acquisition costs and valuation of business acquired                       (2,319)                    819
                                                                   --------        -------      -----     --------
Balance, December 31, 2004 (Successor)                             $ 34,321        $(2,319)     $   -     $(11,312)
                                                                   ========        =======      =====     ========

                                                                 Accumulated other
                                                                   comprehensive
                                                               income (loss) related
                                                                 to net unrealized
                                                                    investment
                                                                  gains (losses)
                                                               ---------------------

Balance, January 1, 2002 (Predecessor)                               $    761
Net investment gains on investments arising during the period          10,434
Reclassification adjustment for losses included in net income           1,126
Net investment losses on foreign currency translation during
  the period                                                             (630)
                                                                     --------
Balance, December 31, 2002 (Predecessor)                               11,691
Net investment gains on investments arising during the period           2,516
Reclassification adjustment for gains included in net income           (3,400)
Net investment gains on foreign currency translation during
  the period                                                              615
                                                                     --------
Balance, April 30, 2003 (Predecessor)                                  11,422
Acquisition purchase accounting adjustments                           (11,422)
                                                                     --------
Balance, May 1, 2003 opening balance sheet (Successor)                      -
Net investment losses on investments arising during the period         (1,599)
                                                                     --------
Balance, December 31, 2003 (Successor)                                 (1,599)

Net investment losses on investments arising during the period         23,789
Impact of net unrealized investment (gains) losses on deferred
  policy acquisition costs and valuation of business acquired          (1,500)
                                                                     --------
Balance, December 31, 2004 (Successor)                               $ 20,690
                                                                     ========

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                            2004        2003        2002
                                           ------- -------------- -------
                                                   (in thousands)
     Fixed maturities                      $34,027    $(2,474)    $19,179
     Equity securities, available for sale     294          -        (248)
                                           -------    -------     -------
     Unrealized gains on investments       $34,321    $(2,474)    $18,931
                                           =======    =======     =======

All fixed maturities and equity securities, which are in an unrealized loss position as of December 31, 2004 and 2003, have been in such a position for less than 12 months as of December 31, 2004 and 2003, respectively. Based on the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004 or 2003. Writedowns for impairments which were deemed to be other than temporary for equity securities was $3.8 million for the year ended December 31, 2002. There were no writedowns during the other periods.

                                     F-19

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Securities Pledged and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At
December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of
Financial Position were $33.4 million and $20.9 million, respectively.

Fixed maturities of $4.7 million and $4.9 million at December 31, 2004 and
2003, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. PURCHASE PRICE AND INTEGRATION

Prudential Financial's acquisition of SUSI was accounted for by applying the purchase method of accounting prescribed by Statement of Financial Accounting
Standards No. 141. The purchase accounting adjustments have been "pushed-down"
to the Company, as applicable. Accordingly, the assets and liabilities assumed of SUSI and its wholly owned subsidiaries, including the Company, were recorded at their fair values as of the date of acquisition. The most significant adjustments related to the value of the unamortized DAC asset being assigned a value of zero, the future fees payable to ASI liability was decreased by $256.6 million and an asset for VOBA was established for $440.1 million. The allocation of the purchase price attributed to the Company at May 1, 2003, was as follows (in thousands):

Total investments at market value $    479,046
Cash and cash equivalents               28,018
VOBA                                   440,130
Other assets at fair value             352,235
Separate account assets             22,311,085
Policyholder account balances         (167,505)
Other liabilities at fair value       (644,379)
Separate account liabilities       (22,311,085)
                                  ------------
   Total purchase price           $    487,545
                                  ============

Included in other liabilities above is an accrual of approximately $55 million representing costs relating to severance, consolidation of leased office space and other exit costs expected to be incurred as a result of the integration of the Company with Prudential Financial, of which $14.7 million has been paid through December 31, 2004. The integration is expected to continue through the first quarter of 2005. During 2003, the distribution, marketing and product development functions as well as many administrative, support, and control functions were combined and assimilated. In 2004, integration efforts included consolidating systems platforms and operating functions. Key management from both organizations have been retained, and all major decisions related to the integration have been communicated. As of December 31, 2004, the integration of the Company is substantially complete.

5. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 are as follows:

                                                              Successor              Predecessor
                                                        ---------------------  ----------------------
                                                                  Eight months Four months
                                                                     ended        ended
                                                                  December 31,  April 30,
                                                          2004        2003        2003        2002
                                                        --------  ------------ ----------- ----------
Balance, beginning of period                            $122,572    $      -   $1,117,544  $1,383,281
Capitalization of commissions, sales and issue expenses  207,018     126,891       46,361     148,040
Capitalization of purchase credits                             -           -       23,362      96,282
Amortization of deferred policy acquisition costs        (29,083)     (4,319)     (46,791)   (433,604)
Amortization of purchase credits                               -           -      (10,331)    (76,455)
Impact of adoption of SOP 03-1                               394           -            -           -
                                                        --------    --------   ----------  ----------
Balance, end of period                                  $300,901    $122,572   $1,130,145  $1,117,544
                                                        ========    ========   ==========  ==========

The DAC asset was assigned a fair value of zero on May 1, 2003, as part of purchase accounting.

                                     F-20

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

6. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the year ended
December 31, 2004 and eight months ended December 31, 2003 is as follows (in thousands):

                                             Eight months
                                                ended
                                             December 31,
                                     2004        2003
                                  ---------  ------------
Balance, beginning of period      $ 402,169    $440,130
Amortization(1)                     (37,921)    (54,038)
Interest(2)                          14,866      16,077
Change in unrealized gains/losses    (1,000)          -
Impact of adoption of SOP 03-1     (130,211)          -
Opening balance adjustments         (13,736)          -
                                  ---------    --------
Balance, end of period            $ 234,167    $402,169
                                  =========    ========
(1)The average expected life of VOBA was approximately 10 years from the date of acquisition.
(2)The interest accrual rates was 5.9% for the VOBA related to the businesses acquired.

Certain contracts issued by the Company include a market value adjustment
("MVA") feature that requires the Company to pay to the contractholder upon surrender the accreted value of the fund as well as a market value adjustment based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts or index rate at time of surrender, if applicable. As of December 31, 2003, this liability was reflected at market value, which considers the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon the adoption of SOP 03-1 on January 1, 2004, the Company changed its accounting for American Skandia's contracts containing MVA features as described previously under "New Accounting
Pronouncements." The Company's net VOBA balance decreased $130 million upon the adoption of SOP 03-1, primarily due to the change in the liability for the MVA feature since the expected cash flows on this business in force at the time of acquisition that corresponded to obligations covered by SOP 03-1 were considered in establishing the initial VOBA.

Estimated future net amortization of VOBA as of December 31, 2004 is as follows
  (in thousands):

2005                $ 37,084
2006                  31,901
2007                  26,044
2008                  21,158
2009                  17,643
2010 and thereafter  100,337
                    --------
   Total            $234,167
                    ========

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also issues variable annuity contracts with separate account options where the
Company contractually guarantees to the contract holder a return of no less than (a) total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits".

                                     F-21

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                               December 31, 2004
                                                      -----------------------------------
                                                      In the Event of  At Annuitization /
                                                           Death         Accumulation/
                                                      ---------------- ------------------
                                                             (dollars in millions)
Variable Annuity Contracts
Return of Net Deposits
Account value                                            $23,693.9               N/A
Net amount at risk                                       $ 2,775.7               N/A
Average attained age of contractholders                       62.4
                                                             years               N/A

Anniversary contract value or minimum return
Account value                                            $ 4,060.9          $6,637.0
Net amount at risk                                       $   158.1          $    1.4
Average attained age of contractholders                       63.9              58.8
                                                             years             years
Average period remaining until expected annuitization                            6.5
                                                               N/A             years

                                                      Unadjusted Value   Adjusted Value
                                                      ---------------- ------------------
Market value adjusted annuities
Account value                                            $ 1,350.9          $1,407.3

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                   December 31,
                       2004
                   -------------
                   (in millions)
Equity funds         $17,158.1
Bond funds             4,967.2
Balanced funds           843.3
Money market funds     1,376.5
Specialty funds        2,058.8
                     ---------
   Total             $26,403.9
                     =========

In addition to the above mentioned amounts invested in separate account investment options, $1,350.9 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for GMDB and guaranteed minimum income benefits ("GMIB") are included in the "Future policy benefits"
and the related changes in the liabilities are included in "Policyholders'
benefits.". Guaranteed minimum withdrawal benefits ("GMWB") and guaranteed return option ("GRO") features are considered to be derivatives under SFAS
No. 133, and changes in the fair value of the derivative are recognized through
"Realized investment gains (losses), net." At December 31, 2004, the liabilities recorded related to these derivatives were insignificant.

                                     F-22

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

                                                 Guaranteed
                                                  Minimum
                                                 Withdrawal
                                  Guaranteed   Benefit/Return   Guaranteed
                                Minimum Death  Option (GMWB / Minimum Income
                                Benefit (GMDB)      GRO)      Benefit (GMIB)  Totals
                                -------------- -------------- -------------- -------
                                                    (in millions)
Balance as of January 1, 2004      $   8.6          $  -          $    -     $   8.6
   Incurred guarantee benefits        62.5             -             0.7        63.2
   Paid guarantee benefits           (44.7)            -               -       (44.7)
                                   -------          ----          ------     -------
Balance as of December 31, 2004    $  26.4          $  -          $  0.7     $  27.1
                                   =======          ====          ======     =======

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at the acquisition date the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the additional GMDB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at
December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's was determined over a reasonable range of stochastically generated scenarios. For variable annuities, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique.

The GRO features predominantly provide for a guaranteed return of initial account value over a contractually defined period equal to seven years. One other variation of the GRO feature has an additional optional benefit that will provide for a base guarantee of account value seven years after the benefit is effective and every anniversary date thereafter and, if elected, an enhanced guarantee equal to the account value seven years after the effective date of any "step-up" and every anniversary date thereafter. All guaranteed amounts include any additional purchase payments and credits less withdrawals.
Significant or prolonged declines in the value of any variable investment options a customer may choose as part of their GRO benefit may result in all or a substantial portion of their account values being allocated to fixed investment allocations, in conjunction with the Company's automatic rebalancing program associated with this feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in
"Deferred Purchase Credits" in the Company's Statements of Financial Position.
The Company offers a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit. Changes in deferred sales inducements are as follows:

                                                           Sales
                                                        Inducements
                                                       -------------
                                                       (in millions)
               Balance as of January 1, 2004             $   70.3
                  Capitalization                             84.1
                  Amortization                              (10.0)
                                                         --------
               Balance as of December 31, 2004           $  144.4
                                                         ========

                                     F-23

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

8. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company uses modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business.
These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the
Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

The effect of reinsurance for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended
December 31, 2002 was as follows (in thousands):

                                                   Gross     Ceded       Net
2004 (Successor)                                 --------- ---------  ---------
Policy charges and fee income                    $ 400,809 $ (42,276) $ 358,533
Policyholders' benefits                          $  86,948 $       -  $  86,948
General, administrative and other expenses       $ 268,318 $  (3,804) $ 264,514

Eight months ended December 31, 2003 (Successor)
Policy charges and fee income                    $ 264,835 $ (22,880) $ 241,955
Policyholders' benefits                          $  43,246 $     434  $  43,680
General, administrative and other expenses       $ 162,116 $  (2,143) $ 159,973

Four months ended April 30, 2003 (Predecessor)
Policy charges and fee income                    $ 120,392 $ (11,179) $ 109,213
Policyholders' benefits                          $  24,355 $    (409) $  23,946
General, administrative and other expenses       $ 104,795 $  (7,155) $  97,640

2002 (Predecessor)
Policy charges and fee income                    $ 401,974 $ (38,554) $ 363,420
Policyholders' benefits                          $  60,440 $     (25) $  60,415
General, administrative and other expenses       $ 630,001 $   1,254  $ 631,255

9. INCOME TAXES

The components of income tax expense (benefit) for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 are as follows:

                                         Successor            Predecessor
                                   --------------------  ---------------------
                                            Eight months Four months
                                               ended        ended
                                            December 31,  April 30,
                                     2004       2003        2003        2002
                                   -------- ------------ ----------- ---------
                                                  (in thousands)
Current tax (benefit) expense:
   U.S. and foreign                $  3,936   $ (1,950)   $ (2,706)  $  (3,739)
   State and local                      135        (22)       (464)          -
                                   --------   --------    --------   ---------
   Total                              4,071     (1,972)     (3,170)     (3,739)
                                   --------   --------    --------   ---------
Deferred tax expense (benefit):
   U.S. and foreign                  31,595     51,475      (5,374)    (99,071)
   State and local                    1,353        898           -           -
                                   --------   --------    --------   ---------
   Total                             32,948     52,373      (5,374)    (99,071)
                                   --------   --------    --------   ---------
Total income tax expense (benefit) $ 37,019   $ 50,401    $ (8,544)  $(102,810)
                                   ========   ========    ========   =========

                                     F-24

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

The income tax expense (benefit) for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended
December 31, 2002 differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                     Successor              Predecessor
                                               ---------------------  ----------------------
                                                         Eight months Four months
                                                            ended        ended
                                                         December 31,  April 30,
                                                 2004        2003        2003        2002
                                               --------  ------------ ----------- ----------
                                                               (in thousands)
Expected federal income tax expense (benefit)  $ 50,400    $ 49,440    $   (263)  $  (93,823)
   Dividends received deduction                 (14,052)          -      (2,800)     (12,250)
   Loss on foreign subsidiary                         -           -      (5,374)         947
   Meals and entertainment                            4         490         113          603
   State income taxes, net of federal benefit       435         570        (301)           -
   Other                                            232         (99)         81        1,713
                                               --------    --------    --------   ----------
   Total income tax expense (benefit)          $ 37,019    $ 50,401    $ (8,544)  $ (102,810)
                                               ========    ========    ========   ==========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                           2004       2003
                                                        ---------  ---------
                                                           (in thousands)
  Deferred tax assets
     Insurance reserves                                 $ 289,430  $ 251,486
     Income taxed in advance                               71,011    104,816
     Compensation reserves                                 19,235     27,108
     Net operating loss carryforwards                      22,752          -
     Net unrealized losses on securities                        -        876
     Other                                                 21,900     15,102
                                                        ---------  ---------
     Deferred tax assets                                  424,328    399,388
                                                        ---------  ---------
  Deferred tax liabilities
     VOBA and deferred acquisition cost                  (167,161)  (133,750)
     Net unrealized gains on fixed maturity securities    (11,311)         -
     Other                                                 (5,741)    (8,688)
                                                        ---------  ---------
     Deferred tax liabilities                            (184,213)  (135,172)
                                                        ---------  ---------
  Net deferred tax asset/(liability)                    $ 240,115  $ 256,950
                                                        =========  =========

The Company's federal and state net operating loss carryforwards, totaling approximately $64 million will expire, if not used, between 2009 and 2019.

Management believes that based on its historical pattern of taxable income, the
Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the consolidated federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut
Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S.
GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

                                     F-25

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (continued)

Statutory net income (loss) of the Company amounted to $101.1 million, ($13.7)
million and ($192.5) million, for the years ended December 31, 2004, 2003, and
2002, respectively. Statutory surplus of the Company amounted to $399.0 million and $329.5 million at December 31, 2004 and 2003, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation,
Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on
2004 earnings, there is capacity to pay a dividend of $99.2 million without prior approval in 2005.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange.
The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                            2004                    2003
                                                   ----------------------- -----------------------
                                                    Carrying   Estimated    Carrying   Estimated
                                                     value     fair value    value     fair value
                                                   ----------- ----------- ----------- -----------
                                                                   (in thousands)
Financial assets:
   Fixed maturities                                $ 1,771,976 $ 1,771,976 $   425,231 $   425,231
   Trading securities                                   47,316      47,316      59,485      59,485
   Equity securities                                    11,567      11,567           -           -
   Policy loans                                         10,323      10,323       8,371       8,371
   Short-term investments                              423,971     423,971      39,587      39,587
   Cash and cash equivalents                            72,854      72,854           -           -
   Separate account assets                          26,984,413  26,984,413  25,817,612  25,817,612
Financial liabilities:
   Securities sold under agreements to repurchase       33,373      33,373      20,850      20,850
   Short-term borrowing                                140,363     140,363     116,000     116,000
   Long-term borrowing                                 135,000     135,000           -           -
   Separate account liabilities                     26,984,413  26,984,413  25,817,612  25,817,612

12. CONTINGENCIES AND LITIGATION

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, annuity administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In these cases, we offer customers appropriate remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

                                     F-26

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

12. CONTINGENCIES AND LITIGATION (continued)

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters, after consideration of applicable reserves and indemnification, should not have a material adverse effect on the Company's financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions and individual lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and other American Skandia entities have received formal requests for information from regulators including, among others, the New York Attorney
General's Office and the Securities and Exchange Commission in connection with its variable annuity businesses. The Company and other American Skandia entities are engaged in ongoing discussions with the above organizations and are fully cooperating with them. The Company believes these matters are likely to lead to proceedings and/or settlements. The Company has expanded the disclosure in its variable annuity prospectuses concerning its policies and procedures regarding market timing, and the discussions with the above organizations have focused on the Company's previous disclosures relating to these policies and procedures.

In recent years, a number of annuity companies have been named as defendants in class action lawsuits relating to the use of variable annuities as funding vehicles for tax-qualified retirement accounts. The Company was a defendant in one lawsuit, a purported nationwide class action complaint, filed in the United
States District Court for the Southern District of New York in December 2002,
Donovan v. American Skandia Life Ass. Corp. et al. The complaint alleged that the Company and certain of its affiliates violated federal securities laws in marketing variable annuities and sought injunctive relief and compensatory damages in unspecified amounts. In July 2003, the court granted the Company's motion to dismiss the complaint with prejudice. As previously reported, the
United States Court of Appeals for the Second Circuit, upheld the dismissal in
May 2004. The United States Court of Appeals for the Second Circuit denied plaintiffs petition for the appeal to be reheard en banc and plaintiffs sought review by the United States Supreme Court, which request was denied.

The Company's parent and sole shareholder, ASI, initially was a named defendant in six purported nationwide class action lawsuits. Each of these lawsuits alleged that ASI and others violated federal securities laws in connection with late trading and market timing activities and seeks remedies, including compensatory and punitive damages in unspecified amounts. The cases are as follows: Lowinger v. Invesco Advantage Health Sciences Fund, et al., filed in the United States District Court for the Southern District of New York in
December, 2003 and served on ASI in February, 2004; Russo, et al. v. Invesco
Advantage Health Sciences Fund, et al., filed in the United States District
Court for the Southern District of New York in December, 2003, this suit has not been served on ASI; Lori Weinrib v. Invesco Advantage Health Sciences Fund,
et al., filed in the United States District Court for the Southern District of
New York in January, 2004, this suit has not been served on ASI; Erhlich v.
Invesco Advantage Health Sciences Fund et al., filed in the United States
District Court for the District of Colorado in December, 2003, this suit was served on ASI in February, 2004; Fattah v. Invesco Advantage Health Sciences
Fund, et al., filed in the United States District Court for the District of
Colorado in December, 2003, this suit has not been served on ASI. These cases have been consolidated in multi-district litigation located in the Baltimore
Division of the United States District Court for the District of Maryland.
Consolidated amended complaints were filed in the multi-district litigation in
September, 2004, and ASI was not named as a defendant.

The Company is also aware that ASI may be a defendant designated as one of
"Does 1-500" in a suit filed in October, 2003 in the United States District
Court for the Central District of California entitled Mike Sayegh v. Janus
Capital Corporation, et al. This suit alleges that various defendants engaged in improper late trading and market timing activities in various funds also named as defendants. The complaint further alleges that such activities were in violation of California Business and Professional Code Section 17200. This suit has not been served on ASI. This suit has been included in the multi-district action, discussed above.

The Company's litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and indemnification, should not have a material adverse effect on the Company's financial position.

                                     F-27

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

12. CONTINGENCIES AND LITIGATION (continued)

It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the complaints described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia
Insurance Company Ltd. (SICL) indemnification obligations to PFI and its subsidiaries under the terms of the Acquisition. Those obligations of SICL provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company
("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.

13. RELATED PARTY TRANSACTIONS

Affiliated Asset Management Fee Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia
Trust. Income received from ASISI related to this agreement was $72.0 million,
$43.7 million, $19.0 million and $67.4 million for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2003, respectively. These revenues are recorded as
"Asset management fees" in the Consolidated Statements of Operations and
Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia
Information Services and Technology Corporation ("ASIST"), an affiliated company. ASLAC signed a written service agreement with ASIST for these services executed and approved by the Connecticut Insurance Department in 1995. This
agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated depreciation expense was $6.5 million, $4.2 million, $2.2 million, and $7.4 million for the year ended December 31,2004, and the eight months ended December 31, 2003, four months ended April 30, 2003, and the year ended
December 31, 2002, respectively. Allocated lease expense was $9.1 million, $4.6 million, $2.0 million, $5.8 million for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $2.3 million, $1.2 million, $622 thousand, and $738 thousand for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended
December 31, 2002, respectively. Assuming that the written service agreement between ASLAC and ASIST continues indefinitely, ASLAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of
December 31, 2004 are as follows (in thousands):

                                          Lease  Sub-Lease
                                         ------- ---------
                     2005                $ 8,606  $ 2,441
                     2006                  8,586    2,400
                     2007                  8,586    2,242
                     2008                  8,586    1,816
                     2009                  7,766    1,790
                     2010 and thereafter  13,531    4,676
                                         -------  -------
                     Total               $55,661  $15,365
                                         =======  =======

Beginning in 1999, the Company was reimbursed by its affiliate American Skandia
Marketing, Incorporated ("ASM") for certain distribution related costs associated with the sales of variable annuities from revenues ASM receives under a 12b-1 plan of AST. Under this agreement, the expenses reimbursed were
$4.3 million, $4.9 million, $2.1 million and $8.3 million for the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003 and year ended December 31, 2002, respectively. As of
December 31, 2004 and 2003, amounts receivable under this agreement were approximately $0 and $554 thousand, respectively.

                                     F-28

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The Company and ASM have a written Service Agreement, approved by the
Connecticut Insurance Department on September 13, 1996, whereby ASM pays, on behalf of the Company, information consulting fees payable in connection with the sale of the Company's insurance products. The Company reimburses ASM for
ASM's payment of such fees on the Company's behalf. The Company paid ASM $32.8 million, $21.4 million, $9.6 million and $34.2 million during the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively, pursuant to the agreement. This Agreement will automatically continue in effect from year to year. This Agreement may be terminated upon 30-calendar days' written notice to the other party.

The Company pays commissions and certain other fees to ASM in consideration for
ASM's marketing and underwriting of the Company's products, which commissions and fees are paid by ASM to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to ASM during the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003, and year ended December 31, 2002 were $222.0 million, $136.5 million, $46.0 million and $193.4 million, respectively.

Reinsurance Agreements

During 2004, we entered into two new reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with The Prudential Insurance Company of America providing for the reinsurance of our guaranteed minimum withdrawal benefit feature (GMWB). We also entered into a 100% coinsurance agreement with Pruco
Reinsurance providing for the reinsurance of our guaranteed return option
(GRO). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business.

Debt Agreements
Short-term borrowing
The Company had a $10.0 million short-term loan payable to ASI at December 31,
2004 and 2003 as part of a revolving loan agreement. The loan had an interest rate of 2.66% and matured on January 30, 2005. The loan was subsequently rolled over with a new interest rate of 2.66% and a new maturity date of April 30,
2005. The total related interest expense to the Company was $232 thousand, $116 thousand, $60 thousand and $271 thousand for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively. Accrued interest payable was $46 thousand, $29 thousand and $10 thousand as of December 31, 2004, 2003 and 2002, respectively.

On January 3, 2002, the Company entered into a $150 million credit facility agreement with ASI. This credit facility terminates on December 31, 2005 and bears interest at the offered rate in the London interbank market (LIBOR) plus
0.35% per annum for the relevant interest period. Interest expense related to these borrowings was $2.6 million, $534 thousand, $56 thousand and $2.2 million for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002. As of
December 31, 2004 and December 31, 2003, $126 million and $106 million was outstanding under this credit facility. Accrued interest payable was $250 thousand and $153 thousand as of December 31, 2004 and December 31, 2003, respectively.

On March 12, 2004, the Company entered into a $45 million loan with Prudential
Funding LLC. This loan matures on March 12, 2007 and has an interest rate of
2.78%. Interest paid related to these borrowings was $248 thousand for the year ended December 31, 2004. As of December 31, 2004, $45 million was outstanding under this credit facility. Accrued interest payable was $73 thousand as of
December 31, 2004.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $678 thousand for the year ended December 31, 2004. As of
December 31, 2004, $94 million was outstanding under this credit facility.
Accrued interest payable was $95 thousand as of December 31, 2004.

Surplus notes
The Company had issued surplus notes to ASI in exchange for cash. On May 1,
2003, the Company converted all outstanding surplus notes to additional paid-in capital as part of the Acquisition. The conversion included the principal amount of $110.0 million and related interest of $32.2 million. Surplus notes outstanding as of December 31, 2002 was $110.0 million. Interest expense for the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 was $0, $3.0 million, and $10.9 million, respectively. Payment of interest and repayment of principal for these notes was subject to certain conditions and required approval by the Insurance
Commissioner of the State of Connecticut. At December 31, 2003 and 2002, $0 and
$29.2 million, respectively, of accrued interest on surplus notes was not permitted for payment under these criteria.

                                     F-29

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Future fees payable to ASI
In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these sales, ASI, through special purpose trusts, issued collateralized notes in private placements, which were secured by the rights to receive future fees and charges purchased from the Company. As part of the
Acquisition, the notes issued by ASI were repaid.

Under the terms of the securitization purchase agreements, the rights sold provide for ASI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts
(generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, ASI has no recourse against the Company.

The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to ASI would be
$222.6 million and $337.1 million as of December 31, 2004 and 2003, respectively.

Payments, representing fees and charges in the aggregate amount, of $122.2 million, $94.3 million, $50.5 million and $186.8 million were made by the
Company to ASI during the year ended December 31,2004, eight months ended
December 31, 2003, four months ended April 30, 2003 and year ended December 31,
2002, respectively. Related expense (income) of $12.7 million, $11.1 million,
($11.6) million and $828 thousand has been included in the Consolidated
Statements of Operations and Comprehensive Income for the year ended
December 31,2004, eight months ended December 31, 2003, four months ended
April 30, 2003 and year ended December 31, 2002, respectively.

The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the
Purchase Agreement subject to certain terms and conditions.

The present values of the transactions as of the respective effective date were as follows (dollars in thousands):

                   Closing  Effective   Contract Issue   Discount Present
       Transaction  Date      Date          Period         Rate    Value
       ----------- -------- --------- ------------------ -------- -------
         1997-1     7/23/97   6/1/97    3/1/96 - 4/30/97    7.5%   58,767
         1998-1     6/30/98   6/1/98    1/1/97 - 5/31/98    7.5%   61,180
         1998-2    11/10/98  10/1/98    5/1/97 - 8/31/98    7.0%   68,573
         1998-3    12/30/98  12/1/98   7/1/96 - 10/31/98    7.0%   40,128
         1999-1     6/23/99   6/1/99    4/1/94 - 4/30/99    7.5%  120,632
         1999-2    12/14/99  10/1/99   11/1/98 - 7/31/99    7.5%  145,078
         2000-1     3/22/00   2/1/00    8/1/99 - 1/31/00    7.5%  169,459
         2000-2     7/18/00   6/1/00    2/1/00 - 4/30/00   7.25%   92,399
         2000-3     1/18/01  12/1/00   5/1/00 - 10/31/00   7.25%  107,139
         2000-4    12/28/00  12/1/00   1/1/98 - 10/31/00   7.25%  107,291
         2002-1     4/12/02   3/1/02  11/1/00 - 12/31/01   6.00%  101,713

                                     F-30

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Future amortization of future fees payable to ASI as of December 31, 2004, according to a revised amortization schedule, are as follows (in thousands):

                               Year          Amount
                               ----         ---------
                               2005         $  87,446
                               2006            64,619
                               2007            36,361
                               2008            11,421
                               2009               750
                                            ---------
                               Total        $ 200,597
                                            =========

Inter-affiliate Asset Purchase
During the second quarter of 2004, the Company purchased bonds from an affiliate company, The Prudential Insurance Company of America. The Company
purchased fixed maturity investments for $30.7 million, the acquisition-date fair value, but reflected the cost of the investments at the historic amortized cost to the affiliate. The difference between the historic amortized cost and the fair value, net of taxes, was reflected as additional paid-in capital of
$(0.9) million. The fixed maturity investments are categorized in the Company's consolidated balance sheet as fixed maturities available -for sale, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

14. LEASES

The Company entered into an eleven-year lease agreement for office space in
Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 was $2.9 million,
$1.7 million, $899 thousand and $2.6 million, respectively. Sub-lease rental income was $455 thousand, $297 thousand, $129 thousand and $227 thousand for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and years ended December 31, 2002. Future minimum lease payments and sub-lease receipts per year and in aggregate as of
December 31, 2004 are as follows (in thousands):

                                          Lease   Sub-Lease
                                         -------- ---------
                     2005                $  3,040   $ 190
                     2006                   3,041       -
                     2007                   3,053       -
                     2008                   3,187       -
                     2009                   3,187       -
                     2010 and thereafter    6,109       -
                                         --------   -----
                     Total               $ 21,617   $ 190
                                         ========   =====

15. EMPLOYEE BENEFITS

On July 1, 2003, the Company's employees transitioned from SICL's benefit plans to Prudential Financial's. Prudential Financial sponsors a noncontributory defined benefit pension plan that covers substantially all of the Company's employees. Benefits are generally based on career average earnings and credited length of service. Prudential Financial's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

Prudential plans also provide certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. The health-care plan is contributory; the life insurance plan is noncontributory.

The costs relating to the aforementioned benefit plans amounted to $7.2 million and $3.1 million for the twelve months ended December 31, 2004 and eight months ended December 31, 2003, respectively.

                                     F-31

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

15. EMPLOYEE BENEFITS (continued)

Prior to May 1, 2003, the Company had a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company provides a 50% match on employees' contributions up to 6% of an employee's salary (for an aggregate match of up to 3% of the employee's salary). Additionally, the Company may contribute additional amounts based on profitability of the Company and certain of its affiliates. Expenses (income) related to this program for the eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002 were ($70) thousand, $425 thousand and $719 thousand, respectively. Company contributions to this plan on behalf of the participants were $4 thousand, $896 thousand and $921 thousand for the eight months ended
December 31, 2003, four months ended April 30, 2003, and years ended
December 31, 2002, respectively.

Prior to July 1, 2003, the Company had a deferred compensation plan, which is available to the field marketing staff and certain other employees. (Income)
expenses related to this program for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and the year ended December 31, 2002 were ($116) thousand, ($41) thousand, $279 thousand and $3.5 million, respectively. Company contributions to this plan on behalf of the participants were $27 thousand, $126 thousand and $5.3 million for the eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively.

The Company and certain affiliates cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. This plan terminated in March 2004. Prior to May 1, 2003, the
Company and certain affiliates also had a profit sharing program, which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the programs. The accrued liability representing the value of these units was $74 thousand, $1.2 million and $7.1 million as of December 31, 2004, 2003 and 2002, respectively. (Income)
expenses related to these programs for the twelve months ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 were $3 thousand, ($468) thousand, $249 thousand and $1.5 million, respectively. Payments under these programs were
$1.1 million, $1.0 million, $4.7 million, and $8.0 million for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively.

16. CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract owners at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

17.SEGMENT REPORTING

Assets under management and sales for products other than variable annuities have not been significant enough to warrant full segment disclosures as required by SFAS No. 131, "Disclosures about Segments of an Enterprise and
Related Information," and the Company does not anticipate that they will be so in the future due to changes in the Company's strategy to focus on its core variable annuity business.

18.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31,
2004 and 2003 are summarized in the table below:

                                                             Three months ended (Successor)
                                                      --------------------------------------------
                                                      March 31   June 30  September 30 December 31
                                                      --------- --------- ------------ -----------
                                                                     (in thousands)
2004
Total revenues                                        $ 140,459 $ 142,537  $ 138,119    $ 154,467
Total benefits and expenses                             101,440   106,263    101,229      122,650
Income (loss) from operations before income taxes and
  cumulative effect of accounting change                 39,019    36,274     36,890       31,817
Net income (loss)                                         9,807    25,803     29,508       24,785

                                     F-32

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

18.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (continued)

                                                       Predecessor                    Successor
                                                  ---------------------- ------------------------------------
                                                  Three months One month Two months Three months Three months
                                                     ended       ended     ended       ended        ended
                                                    March 31   April 30   June 30   September 30 December 31
                                                  ------------ --------- ---------- ------------ ------------
                                                                        (in thousands)
2003
Total revenues                                     $ 104,470   $ 30,059   $ 89,807   $ 126,498    $ 133,294
Total benefits and expenses                          124,243     11,036     52,837      72,227       83,278
(Loss) income from operations before income taxes    (19,773)    19,023     36,970      54,271       50,016
Net (loss) income                                    (11,554)    19,348     25,184      37,183       28,489

                                     F-33

Note:

Other than as set forth herein, this Post-Effective Amendment No. 9 to the Registration Statement does not amend or delete any other portion of Part C that was filed with the SEC on April 18, 2005 as part of Post-Effective Amendment No. 8.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits:

(b)	Exhibits are attached as indicated.

(10)

(a) Consent of Pricewaterhouse Coopers LLP	Filed Herewith

(b) Consent of Ernest & Young LLP	Filed Herewith

Asl2

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 9th day of February, 2006.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B Registrant

By:	American Skandia Life Assurance Corporation

By:	/s/ ROBIN WAGNER
Robin Wagner,
Vice President, Corporate Counsel

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION Depositor

By:	/s/ ROBIN WAGNER
Robin Wagner,
Vice President, Corporate Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

(Principal Executive Officer)

DAVID R. ODENATH*	Chief Executive Officer and President	February 9, 2006
David R. Odenath

(Principal Financial Officer and Principal Accounting Officer)

MICHAEL BOHM*	Executive Vice President and Chief Financial Officer	February 9, 2006
Michael Bohm

(Board of Directors)

JAMES AVERY*		HELEN GALT*
James Avery		Helen Galt

RONALD JOELSON*	DAVID R. ODENATH*
Ronald Joelson	David R. Odenath

C. EDWARD CHAPLIN*	BERNARD J. JACOB*
C. Edward Chaplin	Bernard J. Jacob

By:	/s/ ROBIN WAGNER
Robin Wagner

*	Executed by Robin Wagner on behalf of those indicated pursuant to Power of Attorney